Investments (Schedule Of Investment Income And Expenses) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest and dividends on fixed maturities	$ 121.4	$ 130.7	$ 133.6
Dividends on equity securities	9.6	8.7	7.9
Interest on short-term and other investments	4.7	2.6	5.7
Other	(0.5)	(0.1)	7.7
Investment income	135.2	141.9	154.9
Investment expenses	(9.4)	(8.3)	(9.4)
Net investment income	$ 125.8	$ 133.6	$ 145.5